UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2003

STEWART ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)

110 Veterans Memorial Boulevard
Metairie, Louisiana 70005
(Address of principal executive offices) (Zip Code)

(504) 837-5880
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
Number	Description

99.1	Press release by Stewart Enterprises, Inc. dated December 16, 2003 announcing its fourth quarter 2003 results

Item 12. Results of Operations and Financial Condition.

     On December 16, 2003, the Company issued a press release announcing its fourth quarter 2003 results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     The information in this Item 12 shall be deemed to be furnished to the Securities and Exchange Commission but not filed.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART ENTERPRISES, INC

December 16, 2003	/s/ Michael G. Hymel

Michael G. Hymel Vice President Corporate Controller Chief Accounting Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release by Stewart Enterprises, Inc. dated December 16, 2003 announcing its fourth quarter 2003 results

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